Exhibit 10.2

TERMINATION OF COMMITMENT

This TERMINATION OF COMMITMENT (this “Agreement”), dated as of January 30, 2015, is by and among IXIA, a California corporation (“Borrower”), SILICON VALLEY BANK, as Administrative Agent (“Agent”) and DEUTSCHE BANK TRUST COMPANY AMERICAS (“Deutsche Bank”).

W I T N E S S E T H

WHEREAS, reference is made to that certain Credit Agreement, dated as of December 21, 2012, (as amended, modified, extended, restated, replaced, or supplemented from time to time through the Eighth Amendment thereto, the “Credit Agreement”), by and among Borrower, the Subsidiaries of the Borrower from time to time party thereto, certain banks and financial institutions from time to time party thereto (the “Lenders”) and Silicon Valley Bank (successor to Bank of America, N.A.), as Administrative Agent, Swingline Lender and L/C Issuer. Unless otherwise specified, all capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

WHEREAS, Deutsche Bank has informed Agent of its desire terminate its Commitment under the Credit Agreement.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.	The parties hereto agree that Deutsche Bank’s Commitments under the Credit Agreement shall be terminated as of the date hereof.

2.	As a result of this action, after giving effect to such termination, the Commitment of all of the Lenders shall be $67,500,000 and Deutsche Bank shall cease to be a Lender under the Loan Documents. Schedule 1.01(b) to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.01(b) attached hereto as Exhibit A.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.

SILICON VALLEY BANK,
as Administrative Agent

By:	/s/ Tom Harris
Name:	Tom Harris
Title:	Director

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IXIA

By:	/s/ Ronald W. Buckly
Name:	Ronald W. Buckly
Title:	Senior Vice President, Corporate Affairs

SIGNATURE PAGE TO TERIMINATION OF COMMITMENT

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Ajay Shah
Name:	Ajay Shah
Title:	Managing Director

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Exhibit A

Schedule 1.01(b)

Initial Commitments and Applicable Percentages

Lender	Title	Commitment	Applicable Percentage
Silicon Valley Bank	Administrative Agent, L/C Issuer, Swingline Lender	$27,500,000	41%
HSBC Bank USA, National Association		$21,000,000	31%
Barclays Bank PLC		$11,500,000	17%
Stifel Bank and Trust		$7,500,000	11%

Total:		$67,500,000	100%

SIGNATURE PAGE TO TERIMINATION OF COMMITMENT